UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 26, 2010

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada
(State or other jurisdiction of incorporation)

000-30586	98-0372413
(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 654 – 999 Canada Place Vancouver, British Columbia, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)
(604) 688-8323
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 7 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 7 CFR 240.13e-4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On January 26, 2010 (the “Closing Date”), Ivanhoe Energy Inc. (the “Corporation”) completed a private placement transaction (the “Placement”), whereby it issued 36,666,667 special warrants (the “Special Warrants”) to exempt purchasers (the “Subscribers”) at a price of Cdn.$3.00 per Special Warrant. On January 28, 2010, the Corporation issued an additional 5,000,000 Special Warrants to Subscribers at a price of Cdn.$3.00 per Special Warrant. Each Special Warrant, subject to adjustment, represents the right to acquire, for no additional consideration, one common share of the Corporation (the “Special Warrant Shares”) and one quarter of one warrant (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one common share of the Corporation at a price of Cdn.$3.16 at any time on or before the first anniversary of the Closing Date (the “Warrant Shares”).

The Corporation has granted to Macquarie Capital Markets Canada Ltd. (the “Agent”) an option (the “Over-Allotment Option”) exercisable at any time on or before February 22, 2010, to offer for sale to the public up to an aggregate of 8,333,333 additional special warrants (the “Option Special Warrants”) on the same terms and conditions as the Special Warrants. If all of the Option Special Warrants are issued, the total proceeds of the Placement will be Cdn.$150,000,000 (the “Proceeds”).

Under the terms of the Placement, the Proceeds will be held in escrow until the Corporation has obtained a receipt for the final prospectus qualifying the distribution of the Special Warrant Shares and the Warrants in the provinces of British Columbia, Alberta, Manitoba and Ontario (the “Release Condition”). If the Release Condition is not satisfied prior to 30 days following the Closing Date, the Proceeds and accrued interest thereon will be refunded to the Subscribers.

The Special Warrants will be deemed to have been converted into Special Warrants Shares and Warrants on the first business day after the date on which the Release Condition is satisfied.

Upon the release of the Proceeds from escrow, the Agent will receive a cash commission equal to 4% of the Proceeds, with the exception of the first Cdn.$65,000,000 of Special Warrants issued to certain select subscribers, in which only a 1% cash commission will be paid to the Agent.

The issuance of the Special Warrants to the Subscribers is not subject to registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), because the Special Warrants will be sold (i) within the United States or to U.S. persons (as defined in Rule 902(k) of the Securities Act) only to accredited investors in reliance on Regulation D under the Securities Act, and (ii) outside of the United States under Rule 903 of the Securities Act.

ITEM 8.01.	OTHER EVENTS.

In a press release issued on January 26, 2010, the Corporation announced the closing of the Placement. The press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
99.1	Press release issued January 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVANHOE ENERGY INC.
January 29, 2010	By:	/s/ Gerald D. Schiefelbein
Name: Gerald D. Schiefelbein Title: Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT

NUMBER	DESCRIPTION
99.1	Press release issued January 26, 2010.